Financial obligations	12 Months Ended
Dec. 31, 2019
Financial Obligations [Abstract]
Financial obligations
17.	Financial obligations

On January 15, 2018, the Company entered into the Investment and Royalty Agreement with a company controlled by the former Executive Chairman of the Company (the “Purchaser”). The Investment and Royalty Agreement was amended on August 16, 2018. Under the amended agreement, the Purchaser agreed to provide up to $11.0 million of equity financing for the construction of a portion of the Company’s facility in Olds, Alberta. As at December 31, 2018, a total of $10.9 million had been advanced under the amended agreement and was converted into 7,149,035 common shares. The difference between the estimated fair value of the shares at the time of issue and the amount based on the price per share as outlined in the credit agreement of $8.5 million was charged to finance expense in 2018. The Investment and Royalty Agreement was subject to various non-financial covenants, with which the Company was in compliance as a December 31, 2018, except for the growing capacity covenant. This covenant required that at least 25,000 square feet of defined space at the Olds facility be dedicated exclusively to and capable of producing flower. This covenant was waived by the Purchaser for the period from August 16, 2018 to October 1, 2019, as the use of that facility space for clones and vegetation plants was determined to be a superior allocation of productive capacity.

In addition, pursuant to the terms of the Investment and Royalty Agreement, the Purchaser was entitled to quarterly royalty payments calculated based on the Company’s revenue from the facilities subject to the amended agreement for each fiscal quarter multiplied by 6.5% (the “Royalty Payment”). The Royalty Payments accrued beginning October 1, 2019 and were to be paid on the first business day of every subsequent fiscal quarter until September 30, 2028. The Company had estimated the present value of these payments at December 31, 2018 to be $18.5 million assuming a discount rate of 18%.

The Company used a discounted cash flow methodology to estimate the value the royalty component of the financial obligation. The material assumptions used by the Company to estimate the valuation for the royalty and held constant for the 10-year term of the royalty payments, and assuming a discount rate of 18%, were as follows:

		December 31, 2018
Growing space related to royalty	square feet	44,403
Average yield	grams/square feet	45
Total cannabis production	million grams/year	12.0
Average price	$/gram	5.50

On July 17, 2019, the Company issued 50,963 shares to the Company’s former Executive Chairman in consideration for advancing the remaining funds available to be advanced under the financial obligation. In addition, the Company agreed to indirectly acquire the Investment and Royalty Agreement pursuant to a purchase agreement whereby the Company would purchase all of the outstanding shares of the Purchaser from the Company’s former Executive Chairman for aggregate consideration of 3,680,000 common shares, 480,000 share purchase warrants (each exercisable for one common share at an exercise price of $15.94 for a period of three years from the date of issue) and a cash payment of $9.5 million. Upon completion of the Company’s initial public offering, the Purchaser was acquired on August 6, 2019 resulting in a loss on financial obligation of $59.6 million based on the initial public offering price of $US13.00. The cash payment of $9.5 million under the purchase agreement was paid prior to September 30, 2019.